EXHIBIT 24

                               POWER OF ATTORNEY

    The undersigned directors and officers of HYPERFEED TECHNOLOGIES, INC. hereby constitute and appoint John E. Juska, their true and lawful attorney-in-fact and agent, for each of them and in their name, place and stead, in any and all capacities (including without limitation, as Director and/or principal Executive Officer, principal Financial Officer, principal Accounting Officer or any other officer of the Company), to sign and execute a registration statement on Form S-3 and any amendment or amendments, including post-effective amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 190,476 shares of common stock of HyperFeed
Technologies, Inc. and do hereby grant unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 25th day of October, 1999.

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
                        SIGNATURE
----------------------------------------------------------

By:                    /s/ JIM R. PORTER                            Chairman of the Board and
          -------------------------------------------                Chief Executive Officer
                         Jim R. Porter

By:                    /s/ JOHN R. HART                                     Director
          -------------------------------------------
                         John R. Hart

By:                   /s/ RONALD LANGLEY                                    Director
          -------------------------------------------
                        Ronald Langley

By:                   /s/ LOUIS J. MORGAN                                   Director
          -------------------------------------------
                        Louis J. Morgan

By:                 /s/ KENNETH J. SLEPICKA                                 Director
          -------------------------------------------
                      Kenneth J. Slepicka
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